EXHIBIT  10.34

         PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED (DESIGNATED BY AN ASTERIX (*) AND WHITE SPACE) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT DATED
                       JANUARY 31, 1996; FILE NO. 0-15609


                               THIRD AMENDMENT TO
                        DEVELOPMENT AND LICENSE AGREEMENT

Effective as of December 1, 1994, Agouron Pharmaceuticals, Inc., a California corporation ("Agouron") and Japan Tobacco Inc., a Japanese corporation ("JT"), for good and valuable consideration, agree as follows:

(Terms containing an initial capitalized letter, except as explicitly otherwise indicated, shall have the meanings stated in the Development and License Agreement, as defined below).

                                   BACKGROUND

Agouron and JT entered into a Development and License Agreement dated December 1, 1994 and the First and Second Amendments to the Development and License Agreement. The Development and License Agreement, as amended, is hereinafter referred to as the "D&L Agreement."

The parties wish to amend and restate certain of the attachments to the D&L Agreement.

                                    AMENDMENT

1. Agouron and JT hereby agree to amend and restate the below-noted Attachments to the D&L Agreement to read in full as stated in the correspondingly-numbered Attachments to this Third Amendment:

                Attachment 2        Trademark License Agreement
                Attachment 3        Product Manufacturing Specifications
                Attachment 4        Royalty Methodology and Accounting Terms/
                                    Definitions
                Attachment 6        Premarketing Expenses and Reimbursement
                                    Procedures

          2. Except as modified by the terms contained herein, the provisions of the D&L Agreement shall remain in full force and effect.

AGOURON PHARMACEUTICALS, INC.             JAPAN TOBACCO INC.

By:      /s/ Gary E. Friedman             By:      /s/ Masakazu Kakei
         --------------------------                ----------------------------
Name:    Gary E. Friedman                 Name:    Masakazu Kakei
         --------------------------                ----------------------------
Title:   Corporate VP & General           Title:   Executive Director
         Counsel                                   Pharmaceuticals
         --------------------------                ----------------------------
Date:    July 28, 1997                    Date:    July 9, 1997
         --------------------------                ----------------------------

                                  ATTACHMENT 2
                           TRADEMARK LICENSE AGREEMENT


This Trademark License, effective as of December 1, 1994, is between Agouron Pharmaceuticals, Inc., a California corporation ("Agouron"), and Japan Tobacco Inc., a Japanese corporation ("JT"). Agouron and JT are sometimes hereinafter referred to as a party (collectively "parties") to this Trademark License.

(Terms containing an initial capitalized letter, except as explicitly otherwise indicated, shall have the meanings stated in the D&L Agreement, as defined below).

                                   BACKGROUND

Agouron and JT entered into a Development and License Agreement dated December 1, 1994, and the First and Second Amendments to the Development and License Agreement. The Development and License Agreement, as now or subsequently amended, is hereinafter referred to as the "D&L Agreement."

The parties have conducted collaborative development and commercialization activities for the HIV protease inhibitor nelfinavir mesylate pursuant to the terms of the D&L Agreement.

The D&L Agreement provides that a form trademark license shall be agreed upon by the parties and attached to the D&L Agreement as Attachment 2. The D&L Agreement also contains the following provisions concerning the ownership and utilization of Trademarks:

         Section 1.34 "Trademark(s)" means any trademark selected and owned by a party and registered by such party, its Affiliate(s) and sublicensee(s) in the Territory for use in connection with the marketing of Products.

         Section 2.01      License Grants.

                            (k)     *












                                      A2-1

                   Section 3.03     Trademarks.  *




















The provisions of Section 2.01(k) of the D&L Agreement were amended by the Second Amendment to the D&L Agreement to provide that each party *


                   as such terms are defined in the Letter of Intent ("LOI") dated January 17, 1997 between Roche and Agouron and JT.

One or both of the parties is the owner(s) of the Viracept Trademark, in certain countries of the Territory.

The parties intend to use the Viracept Trademark, including its associated non-English translations (hereinafter collectively referred to as the "Viracept Trademark"), *
                                                in  their  respective  Exclusive
Territories.

                                      A2-2

NOW THEREFORE, in accordance with the provisions of the D&L Agreement, for good and valuable consideration, the parties agree as follows:

                                TRADEMARK LICENSE

          1. Under the provisions of the D&L Agreement, as more specifically set forth above, each party *



2.       The parties' rights in Trademark(s) are *


3.       Products  marketed using the Viracept  Trademark shall be manufactured
         strictly  in  accordance   with  applicable   governmental   statutes,
         regulations or directives.

4. The licensed user of the Viracept Trademark shall comply with all applicable governmental statutes, regulations or directives.

5. The licensed user of the Viracept Trademark shall not use the Viracept Trademark in a manner which is deceptive, or which would bring the Viracept Trademark, the Product or the other party, into disrepute. Each party shall use the Viracept Trademark, including its associated non-English translations, *


6.       Pursuant to the terms of the D&L Agreement, *


         Provided a party fulfills its obligations and responsibilities related to Trademark(s) and subject to the terms of the D&L Agreement, such party shall *




7. Administration of this Trademark license shall be undertaken, in accordance with the procedures established by Section 4.01 of the D&L Agreement, *


8. Each party shall, upon learning thereof, promptly notify the other party in writing of any infringement by a third party of the parties' rights in the Viracept Trademark, or of any claim or suit by a third party that the use of the Viracept Trademark infringes or otherwise violates the rights of a third party. The parties shall *




                                      A2-3

9. Only the licenses granted pursuant to the express terms of this Trademark License and the D&L Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

10.      This Trademark License shall terminate *


11. Any failure by either party to enforce any right which it may have hereunder in any instance shall not be deemed to waive any right which it or the other party may have in any other instance with respect to any provisions of this Trademark License, including the provision which such party has failed to enforce.

12. In the event that any provision of this Trademark License is judicially determined to be unenforceable, in whole or in part, the remaining provisions or portions thereof of this Trademark License shall be valid and binding to the fullest extent possible, and the parties shall endeavor to negotiate additional terms, as feasible, in a timely manner so as to fully effectuate the original intent of the parties, to the extent possible. Ambiguities, if any, in this Trademark License shall not be construed against any party, irrespective of which party may be deemed to have authored the ambiguous provision.

13. This Trademark License and the D&L Agreement constitute the full agreement of the parties with respect to the subject matter of this Trademark License, and incorporate any prior discussions between them with respect to such subject matter. This Trademark License shall not be amended, supplemented or otherwise modified, except by an instrument in writing signed by a duly authorized officer of each party.

14. If there is a conflict between the terms of this Trademark License and the D&L Agreement, the terms of the D&L Agreement shall control.

15. This Trademark License shall be construed, and the rights of the parties shall be determined, in accordance with *


16. Any notice required or permitted to be given under this Trademark License shall be in writing and shall be given in person, delivered by recognized overnight delivery service, sent by mail (certified or registered, or air mail for addresses outside of the continental U.S.), or by telefax (or other similar means of electronic communication) whose receipt is confirmed by confirming telefax, and addressed, in the case of Agouron, to the President and, in the case of JT, to the Vice President, Pharmaceutical Division at the respective

                                      A2-4
         addresses shown at the beginning of the D&L Agreement or such other person and/or address as may have been furnished in writing to the notifying party in accordance with the provisions of this paragraph. Except as otherwise provided herein, any notice shall be deemed delivered upon the earlier of (i) actual receipt, (ii) two (2) business days after delivery to such overnight express service, (iii) five (5) business days after deposit in the mail, or (iv) the date of receipt of the confirming telefax.

17. This Trademark License shall be binding upon all successors in interest, assigns, trustees and other legal representatives of the parties.


IN WITNESS WHEREOF, the parties hereto have executed this Trademark License, in duplicate originals, by their respective officers thereunto duly authorized as of the day and year hereinabove written.

AGOURON PHARMACEUTICALS, INC.           JAPAN TOBACCO INC.



By:      /s/ Gary E. Friedman           By:      /s/ Masakazu Kakei

Name:    Gary E. Friedman, Esq.         Name:    Masakazu Kakei

Title:   Vice President and             Title:   Executive Director
         General Counsel                         Pharmaceuticals

                                      A2-5

                                  ATTACHMENT 3
                      PRODUCT MANUFACTURING SPECIFICATIONS





 THE TERMS OF THE PRODUCT MANUFACTURING SPECIFICATIONS ARE THOSE CONTAINED IN
         THE APPLICABLE REGISTRATION FILING FOR THE PRODUCT, AS AMENDED

                                      A3-1

                                  ATTACHMENT 4

                    ROYALTY METHODOLOGY AND ACCOUNTING TERMS

*



                                                         *

*


1.       *

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                  *
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                  *                                                          *
                                      A4-1

2.       *

*






3.       *

*





4.       *

*


         (a)      *




         (b)      *



         (c)      *



 4.1     *

*








                                      A4-2

4.2      *

*



4.3      *

*










4.4      *

*













5.       *

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*




                                      A4-3

6.       *

*






*















7.       *

*








                                      A4-4

8.       *

*









9.       *

*





9.1      *

*



9.2      *

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*












                                      A4-5

                                        *

*

                                        *

*

                                        *

*







*

















*







*


         (i)      *


         (ii)     *


         (iii)    *


                                    A4-SA-1

         (iv)     *


*


*

*












*

*

*












*






                                    A4-SA-2

*

                                    A4-SA-3

                                  ATTACHMENT 6

               PREMARKETING EXPENSES AND REIMBURSEMENT PROCEDURES



 THE DETAILS RELATING TO THE DEFINITION AND TREATMENT OF PREMARKETING EXPENSES *

                                      A6-1